Exhibit 99.1

Adelphia Communications Corporation, et al.	Balances by Legal Entity as of June 30, 2002 as Restated in May 2005

Summary of Intercompany Balances

Dollars in Thousands

Legal Entity	Gross Receivables 06/30/02	Gross (Payables) 06/30/02	Net 06/30/02
Adelphia Cablevision Corp.	$—	$(330,953)	$(330,953)
Adelphia Cablevision of Boca Raton, LLC	$17,663	$—	$17,663
Adelphia Cablevision of Inland Empire, LLC	$3,660	$—	$3,660
Adelphia Cablevision of Newport Beach, LLC	$7,664	$—	$7,664
Adelphia Cablevision of Orange County II, LLC	$5,449	$—	$5,449
Adelphia Cablevision of Orange County, LLC	$13,380	$—	$13,380
Adelphia Cablevision of Seal Beach, LLC	$4,133	$—	$4,133
Adelphia Cablevision of West Palm Beach III, LLC	$844	$—	$844
Adelphia Cablevision of West Palm Beach IV, LLC	$845	$—	$845
Adelphia Cablevision of West Palm Beach V, LLC	$1,577	$—	$1,577
Adelphia Cleveland, LLC	$—	$(826,671)	$(826,671)
Adelphia Communications of California II, LLC	$8,374	$—	$8,374
Adelphia Communications of California, LLC	$—	$(1,967)	$(1,967)
Adelphia of the Midwest, Inc.	$—	$(896,339)	$(896,339)
Adelphia Prestige Cablevision, LLC	$—	$(819,042)	$(819,042)
Badger Holding Corp	$—	$(1,464)	$(1,464)
Blacksburg/Salem Cablevision, Inc.	$—	$(75,029)	$(75,029)
Brazas Communications, Inc.	$—	$(20,468)	$(20,468)
Century Berkshire Cable Corp	$—	$(6,163)	$(6,163)
Century Cable Holding Corp	$—	$(3,456,662)	$(3,456,662)
Century Cable Holdings, LLC	$4,155,888	$—	$4,155,888
Century Colorado Springs Partnership	$—	$(14,717)	$(14,717)
Century Indiana Corp	$—	$(67,055)	$(67,055)
Century Island Associates, Inc.	$—	$(1,940)	$(1,940)
Century Island Cable Television Corp	$—	$(2,616)	$(2,616)
Century Mendocino Cable Television	$105,913	$—	$105,913
Century Mountain Corp	$6,349	$—	$6,349
Century New Mexico Cable Television, Inc.	$—	$(246,359)	$(246,359)
Century Ohio Cable Televisiion Corp	$—	$(14,778)	$(14,778)
Century Southwest Colorado Cable Television Corp	$—	$(13,221)	$(13,221)
Century Trinidad Cable Television Corp	$—	$(1,199)	$(1,199)
Century Virginia Corp	$—	$(15,638)	$(15,638)
Century Warrick Cable Corp.	$—	$(11,139)	$(11,139)
Century Wyoming Cable Television Corp	$—	$(7,285)	$(7,285)
Clear Cablevision, Inc.	$32,690	$—	$32,690
E & E Cable Service, Inc.	$6,907	$—	$6,907
Eastern Virginia Cablevision, LP	$—	$(30,538)	$(30,538)
Ft Myers Acquisition LP	$—	$(57,149)	$(57,149)
Ft Myers Cablevision, LLC	$120,594	$—	$120,594
Grafton Cable Company	$2,251	$—	$2,251
Harron Cablevision of New Hampshire	$25,883	$—	$25,883
Huntington CATV, Inc.	$225	$—	$225
Louisa Cablevision, Inc.	$—	$(1,124)	$(1,124)
Manchester Cablevision, Inc.	$—	$(200)	$(200)
Martha’s Vineyard Cablevision, LP	$—	$(7,036)	$(7,036)
Mickelson Media, Inc.	$27,205	$—	$27,205
Owensboro on the Air, Inc.	$—	$(36,031)	$(36,031)
Paragon Cable Television, Inc.	$—	$(8,070)	$(8,070)
S/T Cable Corporation	$—	$(12,275)	$(12,275)
Scranton Cablevision, Inc.	$—	$(209,293)	$(209,293)
Sentinel Communications of Muncie, Indiana, Inc.	$—	$(1,976)	$(1,976)
Southwest Colorado Cable Inc.	$—	$(3,331)	$(3,331)
Star Cable Inc.	$—	$(1)	$(1)
Tele-Media Company of Tri-States, LP	$—	$(16,003)	$(16,003)
TMC Holdings Corp	$—	$(80,716)	$(80,716)
Tri-States, LLC	$4,952	$—	$4,952
Wellsville Cablevision, LLC	$—	$(28,930)	$(28,930)
Westover TV Cable Cable Co., Inc.	$3,684	$—	$3,684
Total Century Silo Adelphia	$4,556,131	$(7,323,376)	$(2,767,246)
Cablevision Business Services, Inc.	$295	$—	$295
Desert Hot Springs Cablevision, Inc.	$—	$(5,575)	$(5,575)
Highland Carlsbad Operating Subsidiary, Inc.	$8,459	$—	$8,459
Highland Prestige Georgia, Inc.	$468,931	$—	$468,931
Total Century Silo RFP	$477,685	$(5,575)	$472,110
Century Co-Borrowing Interest Elimination	$124,142	$—	$124,142
Total Century Silo W/RFP	$5,157,958	$(7,328,951)	$(2,170,993)
Century-TCI California Communications, LP	$—	$(141,741)	$(141,741)
Century-TCI California, LP	$—	$(62,415)	$(62,415)

All balances above are unaudited and subject to change.

Please review the May 2005 Global Notes

1

Adelphia Communications Corporation, et al.	Balances by Legal Entity as of June 30, 2002 as Restated in May 2005

Summary of Intercompany Balances

Dollars in Thousands

Legal Entity	Gross Receivables 06/30/02	Gross (Payables) 06/30/02	Net 06/30/02
Century-TCI Holdings, LLC	$—	$(1)	$(1)
Total Century-TCI Silo	$—	$(204,158)	$(204,158)
Adelphia Cablevision of Santa Ana, LLC	$—	$(5,166)	$(5,166)
Adelphia Cablevision of Simi Valley, LLC	$514	$—	$514
Adelphia Central Pennsylvania, LLC	$—	$(307,304)	$(307,304)
Eastern Virginia Cablevision Holdings, LLC	$87	$—	$87
National Cable Acquisition Associates, LP	$—	$(260,200)	$(260,200)
Olympus Communications, LP	$504,572	$—	$504,572
Southwest Virginia Cable, Inc.	$—	$(62,068)	$(62,068)
SVHH Cable Acquisition, LP	$—	$(25,249)	$(25,249)
Tele-Media Company of Hopewell-Prince George	$—	$(11,423)	$(11,423)
Tele-Media Investment Partnership, LP	$—	$(43,545)	$(43,545)
UCA LLC	$94,165	$—	$94,165
Van Buren County Cablevision, Inc.	$—	$(13,056)	$(13,056)
Total UCA Silo Adelphia	$599,338	$(728,011)	$(128,674)
Hilton Head Communications, Inc.	$315,244	$—	$315,244
Ionian Communications, LP	$28,717	$—	$28,717
Total UCA Silo RFP	$343,960	$—	$343,960
UCA Co-Borrowing Interest Elimination	$26,543	$—	$26,543
Total UCA Silo W/RFP	$969,841	$(728,011)	$241,830
Parnassos Communications, LP	$—	$(63,730)	$(63,730)
Parnassos, LP	$—	$(24,886)	$(24,886)
Total Parnassos Silo	$—	$(88,616)	$(88,616)
Adelphia Communications of California III, LLC	$1,941	$—	$1,941
FOP Indiana, LP	$2,849	$—	$2,849
FrontierVision Access Partners, LLC	$—	$(60,675)	$(60,675)
FrontierVision Cable New England, Inc.	$—	$(55,233)	$(55,233)
FrontierVision Capital Corporation	$—	$(0)	$(0)
FrontierVision Holdings Capital Corporation	$1	$—	$1
FrontierVision Holdings Capital II Corporation	$—	$(0)	$(0)
FrontierVision Holdings, LP.	$—	$(20,016)	$(20,016)
FrontierVision Operating Partners, LLC	$—	$(2)	$(2)
FrontierVision Operating Partners, LP	$—	$(36,778)	$(36,778)
Maine InternetWorks, Inc.	$167	$—	$167
Total Frontiervision Silo	$4,958	$(172,705)	$(167,747)
ACC Cable Communications FL-VA, LLC	$—	$(243,436)	$(243,436)
Adelphia Cable Partners, LP	$—	$(21,900)	$(21,900)
Adelphia Cablevision Associates, LP	$—	$(2,373)	$(2,373)
Adelphia Cablevision of New York, Inc.	$—	$(140,802)	$(140,802)
Adelphia Company of Western Connecticut	$—	$(110,724)	$(110,724)
Adelphia GS Cable, LLC	$—	$(402,123)	$(402,123)
Arahova Holdings, LLC	$—	$(7,590)	$(7,590)
Better TV Inc. of Bennington	$—	$(10,601)	$(10,601)
Cable Sentry Corporation	$1	$—	$1
CDA Cable, Inc.	$—	$(5,317)	$(5,317)
Century Alabama Corp	$—	$(5,425)	$(5,425)
Century Cable Management Corp	$2,067	$—	$2,067
Century Carolina Corp	$7,340	$—	$7,340
Century Cullman Corp	$—	$(3,484)	$(3,484)
Century Enterprise Cable Corp	$—	$(968)	$(968)
Century Huntington Company	$—	$(14,320)	$(14,320)
Century Kansas Cable Television Corp	$2,080	$—	$2,080
Century Lykens Cable Corp	$—	$(2,684)	$(2,684)
Century Mississippi Corp	$—	$(12,388)	$(12,388)
Century Norwich Corp	$—	$(13,380)	$(13,380)
Century Shasta Cable Television Corp	$—	$(13,627)	$(13,627)
Century Washington Cable Television, Inc.	$—	$(71,508)	$(71,508)
Chelsea Communications, Inc.	$17,190	$—	$17,190
Chelsea Communications, LLC	$—	$(162,449)	$(162,449)
Cowlitz Cablevision Corp	$17,796	$—	$17,796
GS Cable, LLC	$—	$(372,687)	$(372,687)
Imperial Valley Cablevision, Inc.	$21,884	$—	$21,884
Kalamazoo County Cablevision, Inc.	$—	$(1,916)	$(1,916)
Key Biscayne Cablevision	$—	$(5,443)	$(5,443)
Kootenai Cable, Inc.	$—	$(27,786)	$(27,786)
Lake Champlain Cable Television Corp	$2,744	$—	$2,744
Mickelson Media of Florida, Inc.	$—	$(23,753)	$(23,753)
Mountain Cable Communications Corp	$—	$(23,998)	$(23,998)

All balances above are unaudited and subject to change.

Please review the May 2005 Global Notes

2

Adelphia Communications Corporation, et al.	Balances by Legal Entity as of June 30, 2002 as Restated in May 2005

Summary of Intercompany Balances

Dollars in Thousands

Legal Entity	Gross Receivables 06/30/02	Gross (Payables) 06/30/02	Net 06/30/02
Mountain Cable Company, LP	$—	$(189,474)	$(189,474)
Multi-Channel TV Cable Company	$—	$(167,601)	$(167,601)
Olympus Cable Holdings, LLC	$1,238,243	$—	$1,238,243
Olympus Capital Corp.	$57,872	$—	$57,872
Pericles Communications Corporation	$—	$(80,965)	$(80,965)
Pullman TV Cable Co., Inc.	$2,973	$—	$2,973
Rentavision of Brunswick, Inc.	$3,472	$—	$3,472
Richmond Cable Television Corp	$—	$(2,967)	$(2,967)
Southeast Florida Cable, Inc.	$—	$(532,317)	$(532,317)
Starpoint, Limited Partnership	$—	$(3,151)	$(3,151)
Telesat Acquisition, LLC	$—	$(82,185)	$(82,185)
Three Rivers Cable Associates, LP	$—	$(40,854)	$(40,854)
Timotheos Communications, LP	$513,482	$—	$513,482
Valley Video, Inc.	$351	$—	$351
Warrick Indiana, LP	$—	$(96)	$(96)
West Boca Acquisition Limited Partnership	$—	$(90,107)	$(90,107)
Wilderness Cable Company	$564	$—	$564
Young’s Cable TV Corp	$10,782	$—	$10,782
Yuma Cablevision, Inc.	$30,366	$—	$30,366
Total Olympus Silo Adelphia	$1,929,205	$(2,890,397)	$(961,192)
Adelphia Cablevision Associates of Radnor, LP	$1,544	$—	$1,544
Adelphia Cablevision of West Palm Beach II, LLC	$6,063	$—	$6,063
Adelphia Cablevision of West Palm Beach, LLC	$13,097	$—	$13,097
Bucktail Broadcasting Corporation	$—	$(3,089)	$(3,089)
Coudersport Television Cable	$—	$(2,286)	$(2,286)
Henderson Community Antenna Television, Inc.	$—	$(10,594)	$(10,594)
Highland Video Associates, LP	$921,241	$—	$921,241
Montgomery Cablevision Associates, LP	$—	$(665)	$(665)
RFP Eliminations	$—	$—	$—
Total Olympus Silo RFP	$941,945	$(16,634)	$925,311
Olympus Co-Borrowing Interest Elimination	$12,500	$—	$12,500
Total Olympus Silo W/RFP	$2,883,651	$(2,907,032)	$(23,381)
ACC Investment Holdings, Inc.	$16,883,445	$—	$16,883,445
ACC Telecommunications LLC	$—	$(254,666)	$(254,666)
ACC Telecommunications of Virginia LLC	$—	$(42,604)	$(42,604)
Adelphia Cablevision, LLC	$—	$(2,948,599)	$(2,948,599)
Adelphia Communications International, Inc.	$—	$(0)	$(0)
Adelphia Harbor Center Holdings LLC	$—	$(1,050)	$(1,050)
Adelphia International II, LLC	$—	$(19,029)	$(19,029)
Adelphia International III, LLC	$—	$(54,865)	$(54,865)
Adelphia Mobile Phones, Inc.	$—	$(30)	$(30)
Adelphia Telecommunications, Inc.	$—	$(3,925)	$(3,925)
Empire Sports Network, LP	$—	$(12,024)	$(12,024)
Mercury Communications, Inc.	$—	$(3,231)	$(3,231)
Page Time, Inc.	$—	$(12,681)	$(12,681)
Sabres, Inc.	$48,363	$—	$48,363
The Golf Club at Wending Creek Farms, LLC	$—	$(25,066)	$(25,066)
US Tele-Media Investment Company	$—	$(407)	$(407)
Total Silo 7A Adelphia	$16,931,808	$(3,378,179)	$13,553,629
Silo 7A Co-Borrowing Interest Elimination	$—	$(163,186)	$(163,186)
Total Silo 7A Adelphia W/Elimn.	$16,931,808	$(3,541,365)	$13,390,443
Arahova Communications, Inc.	$1,443,549	$—	$1,443,549
Century Advertising, Inc.	$—	$(2,390)	$(2,390)
Century Australia Communications Corp	$—	$(71,597)	$(71,597)
Century Colorado Springs Corp	$—	$(643)	$(643)
Century Communications Corp	$—	$(717,357)	$(717,357)
Century Exchange, LLC	$—	$(1)	$(1)
Century Investment Holding Corp	$—	$(15,091)	$(15,091)
Century Investors, Inc.	$—	$(7,270)	$(7,270)
Century Oregon Cable Corp	$—	$(3,353)	$(3,353)
Century Programming, Inc.	$—	$(170)	$(170)
Century Voice and Data Communications, Inc.	$—	$(3,181)	$(3,181)
FAE Cable Management Corp	$4,760	$—	$4,760
Owensboro-Brunswick, Inc.	$—	$(28,273)	$(28,273)
Total Silo 7B Arahova	$1,448,309	$(849,327)	$598,983
Adelphia Cablevision of the Kennebunks, LLC	$—	$(3,279)	$(3,279)
Adelphia California Cablevision, LLC	$—	$(33,958)	$(33,958)
Adelphia Telecommunications of Florida, Inc.	$—	$(183)	$(183)

All balances above are unaudited and subject to change.

Please review the May 2005 Global Notes

3

Adelphia Communications Corporation, et al.	Balances by Legal Entity as of June 30, 2002 as Restated in May 2005

Summary of Intercompany Balances

Dollars in Thousands

Legal Entity	Gross Receivables 06/30/02	Gross (Payables) 06/30/02	Net 06/30/02
Buenavision Telecommunications, Inc.	$—	$(45,383)	$(45,383)
Century Cablevision Holdings, LLC	$—	$(254,070)	$(254,070)
Global Acquisition Partners, LP	$—	$(50,523)	$(50,523)
Global Cablevision II, LLC	$—	$(1,953)	$(1,953)
Monument Colorado Cablevision, Inc.	$—	$(16,644)	$(16,644)
Robinson/Plum Cablevision, LP	$—	$(5,119)	$(5,119)
Total Silo 7C Olympus	$—	$(411,111)	$(411,111)
ELIMINATIONS	$33,133	$—	$33,133
ACC Operations, Inc.	$—	$(10,598,437)	$(10,598,437)
Adelphia Communications Corp	$14,577	$—	$14,577
Adelphia Western New York Holdings, LLC	$68,260	$—	$68,260
FrontierVision Holdings, LLC	$—	$(0)	$(0)
FrontierVision Partners, LP	$—	$(682,336)	$(682,336)
Montgomery Cablevision, Inc.	$1,304	$—	$1,304
Main Security Surveillance, Inc.	$—	$(1,751)	$(1,751)
Praxis Capital Ventures, LP	$1	$—	$1
STV Communications, Inc.	$—	$(0)	$(0)
Total Holding Co. Guar., Non-Filers & Elimination Centers	$117,274	$(11,282,524)	$(11,165,250)
Grand Total	$27,513,800	$(27,513,800)	$(0)

All balances above are unaudited and subject to change.

Please review the May 2005 Global Notes

4

These Global Notes (the “Global Notes”) Regarding Debtors’ May 2005 Amended Schedules of Liabilities comprise an integral part of the May 2005 Amended Schedules of Liabilities and should be referred to and considered in connection with any review of them.

1.                                       The May 2005 Supplemental Schedule of Liabilities (the “Bankruptcy Schedules”) of Adelphia Communications Corporation (“Adelphia”) and its affiliated debtors in the above-captioned, jointly administered Chapter 11 cases (collectively, the “Debtors”) have been prepared pursuant to section 521 of title 11 of the United States Code (the “Bankruptcy Code”) and Rule 1007 of the Federal Rules of Bankruptcy Procedure by management of the Debtors and are unaudited.  The information provided herein is as of the close of business on June 30, 2002 for all of the Debtors.  The financial affairs and businesses of the Debtors are extremely large and complex.  While the Debtors’ management has made every reasonable effort to ensure that the Bankruptcy Schedules are accurate and complete, based upon information that was available to them at the time of preparation, the subsequent receipt of information and/or further review and analysis of the Debtors’ books and records may result in material changes to financial data and other information contained in the Bankruptcy Schedules.  Inadvertent errors or omissions may exist, however.

2.                                       Prior to the commencement of these chapter 11 cases, the Debtors participated in a centralized cash management system through which payments to third-party creditors generally were made by Adelphia Cablevision, LLC (“Adelphia Cablevision”) on behalf of the other Debtors.  The cash management system consisted of approximately seven bank accounts, (i) all of which were reported on the Debtors’ books and records as being owned by Adelphia Cablevision, and (ii) all but one of which were registered with the applicable bank in the name of Adelphia Cablevision.  The one account that was not in the name of Adelphia Cablevision was in the name of National Cable Acquisition Associates, L.P. and was a lockbox account.  Payments to third parties generally were recorded on the books and records of the entity on behalf of which the payment was made.  Cash receipts generally were collected by Adelphia Cablevision.  Pursuant to policies established in connection with the reconstruction of the Debtors’ books and records, unless evidenced by documentation between two Debtors, all intercompany balances are deemed to be between a Debtor and Adelphia Cablevision.  All such intercompany transfers between a Debtor on the one hand, and Adelphia Cablevision on the other hand, have been netted in the Intercompany Schedule, creating either a net payable or receivable intercompany balance between each such Debtor and Adelphia Cablevision.

3.                                       Beginning in 1992, certain of the Debtors purchased controlling equity interests in certain cable systems owned by or affiliated with Tele-Media Corporation of Delaware (“TMCD”).  The entities, which are Debtors in these cases, are: Adelphia Company of Western Connecticut (also known as Tele-Media Company of Western Connecticut), TMC Holdings Corp., CMA Cablevision Associates VII, L.P., CMA Cablevision Associates XI, L.P., Tele-Media Company Of Tri-States, L.P., Eastern Virginia Cablevision, L.P., Eastern Virginia Cablevision Holdings, LLC, Tele-Media Investment Partnership, L.P., and Tele-Media Company of Hopewell-Prince George (collectively, the “Tele-Media Debtors”).  Pursuant to certain agreements, through the Petition Date,

i

These Global Notes (the “Global Notes”) Regarding Debtors’ May 2005 Amended Schedules of Liabilities comprise an integral part of the May 2005 Amended Schedules of Liabilities and should be referred to and considered in connection with any review of them.

TMCD provided management and other services to the Tele-Media Debtors.  Neither TMCD nor any of its affiliates (except for the Tele-Media Debtors) is a Debtor in these cases and neither TMCD nor any of its affiliates (except for the Tele-Media Debtors) has filed for relief under the Bankruptcy Code.  As of June 30, 2002, the Tele-Media Debtors did not participate in the Debtors’ centralized cash management system described above.  Rather, the Tele-Media Debtors participated in a cash management system managed by TMCD and certain of its affiliates.  In the ordinary course of business, TMCD paid the expenses of the Tele-Media Debtors and certain other non-debtor affiliates of TMCD through a common paymaster account.  The Tele-Media Debtors also received certain disbursements and had certain obligations to certain of the Debtors, including Adelphia Cablevision.

4.                                       In January 2005, the Debtors filed the January 2005 Supplemental Schedule of Liabilities, which consisted of a list of each Debtor’s net payable or receivable intercompany balance to or from Adelphia Cablevision (the “Intercompany Schedule”).  Also included were the net payable or receivable affiliate balances for certain affiliates of the Debtors, including certain of the co-borrowing Rigas entities.  Balances with entities that do not consolidate with Adelphia or are non-co-borrowing Rigas entities are not included in the Intercompany Schedule.

5.                                       The May 2005 Intercompany Schedule supercedes the January 2005 Intercompany Schedule in its entirety.

6.                                       After further review of the Debtors’ books and records, the Debtors have determined that certain changes to the January 2005 Intercompany Schedule were required to account for, among other things: (i) beginning balance adjustments, (ii) purchase accounting adjustments, (iii) intercompany interest adjustments, (iv) certain asset transfer adjustments, (v) certain eliminations of duplicative co-borrowing interest charges, and (vi) certain miscellaneous restatement and clerical adjustments (collectively, the “May 2005 Adjustments”).  All of the May 2005 Adjustments have been made on the Intercompany Schedule annexed hereto.

7.                                       In addition to the May 2005 Adjustments, the Debtors determined that the Intercompany Schedule includes the opening intercompany balances of acquired entities.  At the time such entities were acquired, Adelphia carried over the then existing intercompany balances among the acquired entities (the “Historic Entries”), which at the time had virtually no substantive effect because such intercompanies netted out to zero.  For example, in 1999, when Adelphia purchased Century Communication Corporation or the FrontierVision system, each business had its own cash management system with receivables and payables between the acquired entities and their centralized cash management entity.  Since such payables and receivables netted to zero, the Historic Entries were left and remain on the books and records of the Debtors.  The Historic Entries have been accounted for as if the entries were between the Bank of Adelphia and the acquired entities.  The Historic Entries are reflected in the balances presented in the Intercompany Schedule but the Debtors reserve the right to subsequently exclude, among other things, the Historic Entries from the Intercompany Schedule.  After removing the Historic Entries, on a silo basis, the intercompany balances would be as follows:

These Global Notes (the “Global Notes”) Regarding Debtors’ May 2005 Amended Schedules of Liabilities comprise an integral part of the May 2005 Amended Schedules of Liabilities and should be referred to and considered in connection with any review of them.

Amounts in Thousands	Intercompany Receivable Balances	Intercompany (Payable) Balances
	Without Historic Entries As Of	Without Historic Entries As Of
Legal Entity	June 30, 2002	June 30, 2002
Total Century Silo with Rigas Family Partnerships	$5,113,042	$(7,727,001)
Century-TCI Silo	$267,868	$(141,742)
Total UCA Silo with Rigas Family Partnerships	$969,842	$(728,011)
Parnassos Silo	$—	$(88,616)
FrontierVision Silo	$4,958	$(174,001)
Total Olympus Silo with Rigas Family Partnerships	$2,837,222	$(2,838,804)
Silo 7A	$16,931,808	$(3,541,363)
Silo 7B Arahova	$864,947	$(75,508)
Silo 7C	$—	$(411,112)
Holding Co. Guar., Non-Filers and Eliminations	$84,142	$(11,347,671)

8.                                       The intercompany balances can be characterized in many ways, including: (i) pari passu with all third-party debt, including bank debt; (ii) pari passu with trade debt but subordinated to bank debt; (iii) subordinated to all third-party debt but senior to common equity; or (iv) equity.  In the Debtors’ First Amended Joint Plan of Reorganization, dated February 4, 2005 (as it may be subsequently amended, the “Plan”), the Debtors treated all intercompany payables as subordinated to all third-party debt but senior to common equity.  The Debtors reserve all of their rights with respect to the intercompany balances, including, but not limited to, the appropriate characterization of the intercompany balances in the Plan.

9.                                       For administrative convenience only, without waiving any defense, including, but not limited to defenses related to substantive consolidation or piercing the corporate veil, the filing of the Intercompany Schedule in the jointly administered case for Adelphia Communications Corporation, Case No. 02-41729, shall be deemed to be a filing of the May 2005 Amended Schedules in each of the Debtors’ cases and an amendment of previously filed bankruptcy schedules.

10.                                 The Debtors reserve all rights to amend without notice the Bankruptcy Schedules in all respects, as may be necessary or appropriate, including, but not limited to, the right to dispute or to assert offsets or defenses to any claim reflected on the Bankruptcy Schedules as to amount, liability or classification, to otherwise subsequently designate any claim as “disputed,” “contingent” or “unliquidated” or to reallocate liabilities between the pre-petition and post-petition periods based on any additional information.  Any failure to designate a claim as “contingent,” “unliquidated,” or “disputed” does not

These Global Notes (the “Global Notes”) Regarding Debtors’ May 2005 Amended Schedules of Liabilities comprise an integral part of the May 2005 Amended Schedules of Liabilities and should be referred to and considered in connection with any review of them.

constitute an admission by the Debtors that such claim is not “contingent,” “unliquidated,” or “disputed.” Although none of the balances on the Intercompany Schedule is listed as contingent, disputed or unliquidated, the Debtors reserve the right to seek alternative treatment of such balances, including, but not limited to, equitable subordination or disallowance.

11.                                 Significant disputes exist between creditors of the Arahova and Holding Company Debtor Groups regarding, among other issues, (i) the appropriate legal characterization of the intercompany claims, (ii) whether or not such claims should be netted on a Debtor Group basis or preserved on a gross basis (a receivable and payable by Debtor Group), and (iii) the inclusion or exclusion of the Historic Entries from the Intercompany Schedule.

12.                                 Nothing contained in the Bankruptcy Schedules shall constitute a waiver of the Debtors’ rights with respect to these Chapter 11 cases, including, among other things, issues involving substantive consolidation, equitable subordination and/or causes of action arising under the provisions of Chapter 5 of the Bankruptcy Code and other relevant non-bankruptcy laws to recover assets or avoid transfers.

13.                                 The preparation of the Bankruptcy Schedules required the Debtors to make estimates and assumptions that affect the reported amounts of assets and liabilities.  Actual results could differ from those estimates.  The Debtors reserve the right to make further adjustments to the Intercompany Schedule.

14.                                 Given the differences between the information requested in the Bankruptcy Schedules and the financial information utilized under generally accepted accounting principles in the United States (the “GAAP”), the aggregate asset values and claim amounts set forth in the Bankruptcy Schedules do not reflect the amounts that would be set forth in a balance sheet prepared in accordance with GAAP.  In addition, not all of the direct and indirect subsidiaries of Adelphia have filed for protection under Chapter 11.  Accordingly, combining the assets and claims set forth in the Bankruptcy Schedules of the Debtors would result in amounts that may be substantially different from financial information regarding Adelphia and its subsidiaries that would be prepared on a consolidated basis under GAAP.  The balances on the Intercompany Schedule are unaudited and certain elements of the balances were not part of the Debtors’ restatement process.

15.                                 The Debtors and their agents, attorneys and financial advisors do not guarantee or warrant the accuracy or completeness of the data that is provided herein and shall not be liable for any loss or injury arising out of or caused in whole or in part by the acts, errors or omissions, whether negligent or otherwise, in procuring, compiling, collecting, interpreting, reporting, communicating or delivering the information contained herein.  While every effort has been made to provide accurate and complete information herein, inadvertent errors or omissions may exist.  The Debtors and their agents, attorneys and financial advisors expressly do not undertake any obligation to update, modify, revise or re-categorize the information provided herein, or to notify any third party should the information be updated, modified, revised or re-categorized.  In no event shall the

These Global Notes (the “Global Notes”) Regarding Debtors’ May 2005 Amended Schedules of Liabilities comprise an integral part of the May 2005 Amended Schedules of Liabilities and should be referred to and considered in connection with any review of them.

Debtors or their agents, attorneys and financial advisors be liable to any third party for any direct, indirect, incidental, consequential or special damages (including, but not limited to, damages arising from the disallowance of a potential claim against the Debtors or damages to business reputation, lost business or lost profits), whether foreseeable or not and however caused, even if the Debtors or their agents, attorneys and financial advisors are advised of the possibility of such damages.

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